Exhibit 10.1


                              POORE BROTHERS, INC.

                        --------------------------------

                            SHARE PURCHASE AGREEMENT

                        --------------------------------

     POORE BROTHERS, INC., a Delaware corporation (the "COMPANY"), having a principal office at 3500 South La Cometa Drive, Goodyear, Arizona 85338, agrees with you, the undersigned subscriber, as follows:

1.   TRANSACTION

     The Company, by due action of its Board of Directors, has authorized the offer and sale to you under this Agreement and to other purchasers under similar Share Purchase Agreements ("OTHER PURCHASERS") of 586,855 shares (the "SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), at an offering price of $2.13 per Share. The minimum subscription under this Agreement is 100,000 Shares.

2.   PURCHASE AND SALE

     2.1 SHARES. Subject to all of the terms and conditions of this Agreement, and upon acceptance of this Agreement by the Company, the Company will issue and sell to you (sometimes referred to as a "Holder") the number of Shares shown on the signature page hereof and you will purchase the same from the Company; PROVIDED, that an aggregate of at least 586,855 Shares have been subscribed and paid for by you and the Other Purchasers and all other terms and conditions set forth in this Agreement are satisfied.

     2.2 CLOSING SUBJECT TO MINIMUM SUBSCRIPTION. The amounts tendered by you pursuant to this Agreement will be deposited in a bank account established by the Company (the "ACCOUNT") and will be returned to you without interest or deduction for expenses, if: (a) your subscription for the purchase of Shares pursuant to this Agreement is not accepted by the Company or (b) if Share Purchase Agreements properly completed and duly endorsed for an aggregate of at least 586,855 Shares have not been received by the Company or the full amount of the purchase price therefor has not been deposited in the Account before the close of business on December 31, 2001, which date may be extended for a period of up to sixty (60) days in the discretion of the Company (the "TERMINATION DATE"). It is understood and agreed that if this Agreement is accepted by the Company, and the payment in full for at least 586,855 Shares is received and accepted by the Company before the close of business on the Termination Date, then at the Closing (as defined below) with respect to the Shares subscribed for by you, the amount tendered herewith shall be delivered to the Company in payment for the Shares subscribed for by you, or such lesser amount as may be allocated to you by the Company. If you are allocated less than the full amount of the Shares subscribed for by you and the full amount of the Shares subscribed for has been timely paid in full by you, the Company shall remit the overpayment of the amount paid, without interest or deduction, to you within fifteen (15) days after such partial acceptance of this Agreement. The Shares are being offered by the Company subject to the right of the Company to reject, in its sole discretion, any subscription, in whole or in part, for any reason, and to accept subscriptions notwithstanding the order in which they are received.

     2.3 CLOSING. The purchase by and sale to you and Other Purchasers of the Shares (the "CLOSING") shall take place at the principal office of the Company, located at 3500 South La Cometa Drive, Goodyear, Arizona 85338, at such date and time, or at such other place, as the Company shall designate (such date being hereinafter called the "CLOSING DATE"). Promptly after the Closing, the Company shall deliver to you instruments evidencing the Shares being purchased by you.

3.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

     As an inducement to you to enter into this Agreement, the Company represents, warrants and agrees that:

     3.1 ORGANIZATION AND GOOD STANDING. The Company and each of its subsidiaries have been duly organized in accordance with the laws of their respective jurisdictions of incorporation and exist in good standing under such laws with full power and authority to conduct their businesses as described in the Company's Private Offering Memorandum dated December 21, 2001 (the "MEMORANDUM") and all attachments and exhibits annexed thereto (such Memorandum, attachments and exhibits annexed thereto are hereinafter collectively referred to as the "DISCLOSURE DOCUMENTS", which term shall include any additions or supplements thereto), and are duly qualified and in good standing in each other jurisdiction in which such qualification is required except where the failure to so qualify, both individually and in the aggregate, does not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company or on its properties or assets.

     3.2 DISCLOSURE DOCUMENTS. When read as one document, the Disclosure Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

     3.3 DESCRIPTION OF SECURITIES. The Shares are not subject to preemptive or other rights of any shareholder of the Company and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

     3.4 AUTHORITY FOR AGREEMENT. The Company has full corporate power and authority to enter into this Agreement and all other documents (collectively, the "TRANSACTION DOCUMENTS") required to be entered into by the Company pursuant hereto and to consummate the transactions contemplated hereby and by the Disclosure Documents. This Agreement has been duly authorized by all necessary corporate action of the Company and, when executed and delivered, will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally or by general principles of equity, and except to the extent that the indemnification provisions of the Agreement may be held to be violative of public policy under either federal or state laws in the context of the offer or sale of securities.

     3.5 NO VIOLATION. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of the Certificate of Incorporation or By-laws of the Company as in effect on the date hereof, and will not constitute a material default under any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which the Company is bound, and will not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     3.6. SEC FILINGS. The Company has timely filed with the SEC all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "1934 ACT"). On their respective dates of filing, all such documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC.

     3.7. COMPANY NOT INVESTMENT COMPANY. The Company is not now, and after the sale of Shares under this Agreement and the application of the net proceeds from the sale of Shares will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     3.8. EXEMPT STATUS OF OFFERING. Subject to the accuracy of your representations and warranties contained in this Agreement, as well as the information provided by you in your completed Confidential Purchaser Questionnaire, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF YOU

     You hereby represent, warrant and agree that:

     4.1 AUTHORITY; ENFORCEABILITY. If you are a partnership, limited liability company, corporation, trust, estate or other entity: (i) you have the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other agreements, instruments and other documents executed and delivered by you or on your behalf in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Shares; (ii) the signature of the person signing on your behalf is binding upon you; and (iii) you have not been formed for the specific purpose of acquiring the Shares, unless each of your beneficial owners is qualified as an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Regulation D ("REGULATION D") promulgated under the 1933 Act, and has submitted information substantiating such individual qualification. This Agreement constitutes your legal, valid and binding obligation, enforceable in accordance with its terms.

     4.2 PURCHASE FOR OWN ACCOUNT. You are acquiring the Shares for your own account, for investment purposes and not for resale or with a view to any distribution, or in connection with any distribution thereof. You do not have any contract, undertaking, agreement or arrangement, written or oral, with any other person to sell, transfer or grant participation in any Shares. You are able to: (i) bear the economic risk of your investment in the Company; (ii) hold the Shares for an indefinite period of time; and (iii) afford a complete loss of your investment.

     4.3 EXPERIENCE. You have the requisite knowledge and experience in investment, financial, tax and business matters, including with respect to investments of this type, to be capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto.

     4.4 INVESTMENT RISKS. You recognize that an investment in the Shares involves substantial risks. You further recognize that no federal or state regulatory agencies have passed upon the offering of Shares or made any finding or determination as to the fairness of an investment by any person in the Shares.

     4.5 RECEIPT OF INFORMATION; RELIANCE UPON DISCLOSURE DOCUMENTS. You have received, read carefully, considered and fully understood the Disclosure Documents and you have received from the Company all of the information and additional documentation concerning the Company that you consider to be material in making your investment decision, which information has been requested by you if not already furnished by the Company. You have had full access to the books and records of the Company and to its officers, directors and accountants for the purpose of obtaining and verifying such information and you have had an opportunity to ask questions and receive answers from the officers of the Company regarding the terms and conditions of this transaction and the Company's business and financial condition.

     Except as expressly set forth herein, no representations or warranties, oral or otherwise, have been made to you, including without limitation, any representations concerning the future prospects of the Company, by the Company or any agent, employee or affiliate of the Company, or by any other person whether or not associated with this transaction, and in entering into this transaction you are not relying upon any information, other than that contained in the Disclosure Documents, and the results of your own independent investigation. You have obtained sufficient information to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision.

     4.6 RESTRICTED SECURITIES. You understand and acknowledge that the Shares you are purchasing hereunder are "restricted securities" under federal and state securities laws insofar as they have not been registered under the 1933 Act or the securities laws of any other jurisdiction, that they may not be resold or transferred without compliance with the registration or qualification provisions of the 1933 Act or applicable federal and state securities laws of any state or other jurisdiction or an opinion of counsel that an exemption from such registration and qualification requirements is available. You are familiar with SEC Rule 144 ("RULE 144") promulgated under the 1933 Act, as presently in effect, and the resale limitations imposed thereby and by the 1933 Act.

     4.7 LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, you agree not to make any disposition of all or any portion of the Shares unless and until: (i) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii)(A) you shall have notified the Company of the proposed disposition, and (B) upon the request of the Company, you shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act and applicable state securities laws.

     You understand that the Company will issue stop transfer instructions to its transfer agent with respect to the Shares and intends to place a restrictive legend on every Share certificate as provided in Section 8.4 hereof; PROVIDED, HOWEVER, that such stop transfer instructions will be retracted, and such restrictive legend will be removed with respect to Shares at such time, if any, as such Shares have been registered pursuant to Section 5 of the 1933 Act or such shares become transferable pursuant to SEC Rule 144(k) promulgated under the 1933 Act.

     4.8 ILLIQUID INVESTMENTS. Your overall commitment to investments that are not readily marketable is not disproportionate to your net worth and your investment in the Shares will not cause such overall commitment to become excessive. You have adequate means of providing for your current needs and personal contingencies.

     4.9 SUITABLE INVESTOR. You are an "accredited investor" as such term is defined in SEC Rule 501(a) of Regulation D promulgated under the 1933 Act.

     4.10 COMPANY RELIANCE ON REPRESENTATIONS AND WARRANTIES AND QUESTIONNAIRE. You understand, acknowledge and agree that the Company is relying on the accuracy of the representations and warranties made by you pursuant to this Agreement and the responses by you in the Confidential Purchaser Questionnaire heretofore delivered by you to the Company, which representations, warranties and responses you warrant to be true, complete and correct.

     4.11 NO BROKERS. No person or entity acting on your behalf, or under your authority, is or will be entitled to any broker's, finder's or similar fee or commission in connection with the purchase of Shares by you.

     4.12 CONFIDENTIALITY. You acknowledge that the information furnished in this Agreement by the Company to you or your advisors in connection with the Offering is confidential and nonpublic, and you agree that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by you and neither used by you for your personal benefit (other than in connection with the purchase of Shares by you pursuant to this Agreement), nor disclosed to any third party, except your legal and other advisers who shall be advised of the confidential nature of such information, for any reason; PROVIDED, HOWEVER, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations).

5.   CONDITIONS TO YOUR OBLIGATIONS

     Your obligations to purchase the Shares under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 hereof shall be true as of the Closing Date.

     5.2 COMPANY'S PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement, which performance or compliance is required on or before the Closing.

     5.3 TRANSACTION DOCUMENTS. Each of the Transaction Documents shall have been fully executed and delivered by the parties thereto, and shall be in full force and effect.

6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The obligations of the Company to sell and issue the Shares to you are subject to the fulfillment on or before the Closing of each of the following conditions by you:

     6.1 REPRESENTATIONS AND WARRANTIES. Your representations and warranties contained in Section 4 shall be true on and as of the Closing Date with the same effect as though made on and as of the date thereof.

     6.2 PAYMENT. You shall have delivered into the Account the full amount of the purchase price of the Shares being purchased by you.

     6.3 TRANSACTION DOCUMENTS. Each of the Transaction Documents shall have been fully executed and delivered by the parties thereto, and shall be in full force and effect. You shall have delivered to the Company an executed Confidential Purchaser Questionnaire and any other documents required to by executed by you and delivered to the Company pursuant to this Agreement

7.   REGISTRATION RIGHTS

     The Company covenants and agrees as follows:

     7.1 DEFINITIONS. For purposes of this Section 7:

          (a) The term "HOLDER" means you or any Other Purchaser owning Registrable Securities (as defined below).

          (b) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

          (c) The term "REGISTRABLE SECURITIES" means (i) the Shares and (ii) any shares of Common Stock issued to you as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (x) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (y) such securities shall have been disposed of in accordance with Rule 144, or any successor rule or regulation thereto; or
(z) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

          (d) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (e) The term "REGISTRATION EXPENSES" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by a registration pursuant to this Section 7, and any other fees and expenses of the Company under this Agreement which are not Selling Expenses.

          (f) The term "SELLING EXPENSES" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, and any other fees and expenses incurred by the Holders (including, without limitation, legal fees and expenses) in connection with a registration pursuant to this Section 7.

          (g) All other capitalized terms used in this Section 7 that are not defined herein shall have the meaning otherwise given in this Agreement.

     7.2 REQUIRED REGISTRATION.

          (a) Subject to paragraph 7.2(c) hereof, the Company shall use its best efforts to file with the SEC, within one hundred and twenty days (120) after the Closing Date, a registration statement under the 1933 Act for the purpose of registering the Registrable Securities. The Company will include in such registration (and any related qualification under blue sky or other state securities laws) all of your Registrable Securities.

          (b) The Company is obligated to effect only one (1) registration pursuant to this paragraph 7.2.

          (c) If the registration required by this Section 7.2 has not been declared effective by the SEC within ninety (90) days of the initial date of filing of the registration statement with the SEC, then on or before the last calendar day of each month thereafter (commencing with the month in which such ninety (90) day period expires) until the month immediately preceding the month in which the registration becomes effective, the Company shall issue to you, as liquidated damages, additional shares of Common Stock equal in number to two and one-half percent (2.5%) of the total number of shares of Common Stock purchased by you in the Offering.

     7.3 PIGGYBACK REGISTRATION RIGHTS.

          (a) If, at any time or from time to time, the Company shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders, other than (i) a registration relating solely to stock option or employee benefit plans, (ii) a registration relating solely to a transaction covered by Rule 145 under the 1933 Act, or other registration involving the filing with the SEC of a registration statement on Form S-4, or (iii) a registration governed by Section 7.2 hereof, the Company will (x) promptly give each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within twenty (20) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 7.3(a). In such event, the right of any Holder to registration pursuant to this
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 7.3. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 7.3, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken: (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration; and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of an underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken: (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration; and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Notwithstanding any other provision of this Agreement, the Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 7.3 at any time prior to the time that it becomes effective.

     7.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with a registration pursuant to this Section 7 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable Securities PRO RATA based upon the total number of Registrable Securities included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders.

     7.5 REGISTRATION PROCEDURES.

          (a) In connection with the registration of Registrable Securities required pursuant to this Section 7, the Company shall as expeditiously as is reasonable:

               (i) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective;

               (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the Holder or Holders have completed the distribution described in such registration statement or the Registrable Securities have ceased to be Registrable Securities (within the meaning of Section 7.1(c) hereof), whichever occurs first;

               (iii) furnish to each seller of such Registrable  Securities such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

               (iv) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions (not to exceed five) as the underwriter or such sellers shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

               (v) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

               (vi) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

               (vii) use reasonable efforts to list such securities on any securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange; and

               (viii) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock without restrictive legends.

          (b) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

          (c) The Holders of Registrable Securities included in the registration shall furnish to the Company such information and agreements (e.g. distribution restrictions) regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (d) The Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, if applicable, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holders or Holders and as shall be reasonably necessary to consummate the offering.

     7.6 INDEMNIFICATION.

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statements (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder.

          (c) Each party entitled to indemnification under this Section 7.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     7.7 CONTRIBUTION.

          (a) If the indemnification provided for in Section 7.6 hereof is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.8. EXCHANGE ACT REGISTRATION. The Company covenants and agrees that until such time as there shall be no Registrable Securities outstanding:

          (a) it will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g); and

          (b) it will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of Rule 144, or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144.

     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, advisory committee members, officers, directors and employees acting for any Holder in connection with any offering or sale by such Holder of Registrable Securities or any person, firm or corporation controlling (within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 7.6; PROVIDED, HOWEVER, that the Company shall be given written notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 7.6 the defense thereof.

     7.9 DELAY OF REGISTRATION. No holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

     7.10 AMENDMENTS AND WAIVERS. Any term or provision of the registration rights stated in this Agreement may be amended and the observance of any term of such rights may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least fifty-one percent (51%) of the Registrable Securities Then Outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

8.   FURTHER AGREEMENTS

     You agree that:

     8.1 NO TRANSFER OR ASSIGNMENT. You will not transfer or assign this Agreement or any of your interest herein except as provided in Section 4.7.

     8.2 SUCCESSORS AND ASSIGNS. You may not cancel, terminate or revoke this Agreement and this Agreement shall be binding upon your successors and assigns, except as provided by certain state laws.

     8.3 INDEMNIFICATION. You shall indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by you herein or in the Confidential Purchaser Questionnaire completed by you, and you agree that in the event of any breach or untruth of any representations or warranties made by you herein or in the Confidential Purchaser Questionnaire completed by you, the Company may, at its option, forthwith rescind the sale of the Shares to you.

     8.4 LEGEND. You acknowledge and understand that any certificate or certificates representing the Shares that are issued by the Company to you will bear the following legend or a legend similar thereto:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND COMPLIANCE WITH THE REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO A SHARE PURCHASE AGREEMENT DATED DECEMBER ___, 2001."

9.   GENERAL AND MISCELLANEOUS

     9.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     9.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     9.3 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Arizona without regard to conflicts of law.

     9.4.  COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.5 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to you, at the address indicated in your Confidential Purchaser Questionnaire; and if to the Company, at its principal office. Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     9.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     9.7 AMENDMENT/MODIFICATION. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

     If the foregoing conforms to your understanding of our agreement, please so indicate by signing two copies of this Agreement and returning it to the Company, whereupon it shall become a binding agreement between and among us.

Date:                                        Amount of shares:
      ----------------------------------                       ----------------------
                                             Total purchase price: $1,250,000.00.
                                                                   ------------------

BFS US Special Opportunities Trust PLC       X
----------------------------------------     ----------------------------------------
        (Print your name.)                               (Your signature)

                                             ----------------------------------------
                                             (Print name and title of authorized
                                             signatory, if you are not a natural
                                             person)


----------------------------------------     ----------------------------------------
(Print name of joint purchaser, if any.)     (Signature of joint purchaser, if any)


                                             ACCEPTED AND AGREED:

                                             POORE BROTHERS, INC.


Date:                                        By:
      ----------------------------------         ------------------------------------
                                                 Name:
                                                 Title:

                     MANNER IN WHICH SHARES ARE TO BE HELD:

____  Individual ownership           ____  Partnership

____  Tenants-in-common              ____  Trust (other than an employee benefit
                                           plan trust or individual retirement
                                           account trust)

____  Joint tenants with rights      ____  Employee benefit plan trust (other
      of survivorship                      than an individual retirement account
                                           trust)

____  Community property             ____  Individual retirement account trust

____  Community property with        ____  Corporation
      right of survivorship

____  Other (please indicate): _________________________________________________